Exhibit 10.9

MANAGEMENT STOCKHOLDERS AGREEMENT

OF

GOODMAN GLOBAL, INC.

This Management Stockholders Agreement (“Agreement”) is entered into as of December 23, 2004, by and among Goodman Global, Inc., a Delaware corporation, formerly known as Frio Holdings, Inc. (the “Company”), Frio Holdings, LLC, a Delaware limited liability company (“Frio”), and each of the individual purchasers who become parties hereto from time to time in accordance with the terms hereof (each individually, a “Management Stockholder,” and collectively, the “Management Stockholders”). These parties are sometimes referred to herein individually by name or as a “Party” and collectively as the “Parties.”

RECITALS:

WHEREAS, each of the Management Stockholders is an employee, executive officer, consultant or director of the Company or one or more subsidiaries of the Company;

WHEREAS, pursuant to that certain Subscription Agreement, dated as of the date hereof (the “Management Subscription Agreement”), between the Company and Management Stockholders who are parties thereto, the Company has issued and sold to each such Management Stockholder, and each such Management Stockholder has purchased, the number of shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) and/or shares of the Company’s 9.5% Series A Cumulative Senior Redeemable Exchangeable Preferred Stock, par value $0.01 per share, with a liquidation preference of $1,000 per share at the time of initial issuance designated therein (“Preferred Stock” and, together with Common Stock, “Equity Securities”), on the terms and conditions set forth in the Management Subscription Agreement;

WHEREAS, the Company may issue (or may hereafter issue) to certain Management Stockholders shares of Common Stock as a result of the exercise by any such Management Stockholder of vested options to purchase Common Stock (“Vested Options”), which options were issued (or may hereafter be issued) to such Management Stockholder pursuant to the 2004 Stock Option Plan of Goodman Global, Inc. (the “Stock Option Plan”) or any other employee benefit, stock purchase or compensation plan hereafter adopted by the board of directors of the Company (the “Board”);

WHEREAS, the Company, Frio and the Management Stockholders desire to enter into this Agreement to provide for certain matters with respect to the ownership and transfer by the Management Stockholders of all shares of Equity Securities owned as of the date hereof or hereafter issued to or acquired by the Management Stockholders whether as a result of the exercise of Vested Options or otherwise (collectively, the “Restricted Shares”); and

WHEREAS, capitalized terms used herein without definition elsewhere in this Agreement are defined in Section 13.

AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Sales to Third Parties.

(a) Each Management Stockholder hereby agrees that he or she shall not sell, assign, transfer, convey, pledge or otherwise dispose of (collectively, “Transfer”) any Restricted Shares without the prior written consent of the Company, which consent shall have been authorized by a majority of the members of the Board and which consent may be (i) withheld in the sole discretion of the Board, or (ii) given subject to reasonable terms and conditions determined by the Board in its sole discretion; provided, that the Company agrees to definitively respond to a written request with respect to a Transfer not more than 45 days after receipt of such request so long as such request includes all of the information to be included in an Offer Notice (as defined pursuant to Section 1(b)(i)). Each Management Stockholder further agrees that in connection with any Transfer consented to by the Company, the Management Stockholder shall, if requested by the Company, deliver to the Company an opinion of counsel in form and substance reasonably satisfactory to the Company and counsel for the Company, to the effect that the Transfer is not in violation of this Agreement, the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. Any purported Transfer in violation of the provisions of this Section 1 shall be null and void and shall have no force or effect.

(b) (i) If a Management Stockholder (the “Offering Stockholder”) shall have received a bona fide offer or offers from a third party or parties to purchase any Restricted Shares which such Offering Stockholder desires to accept, and the Transfer shall have been approved pursuant to Section 1(a), prior to selling any Restricted Shares to the third party or parties, the Offering Stockholder shall deliver, within 30 days following such approval of the Transfer pursuant to Section 1(a), to the Company and Frio a letter (the “Offer Notice”) signed by the Offering Stockholder setting forth: (A) the name of the third party or parties; (B) the prospective purchase price per share of the Restricted Shares; (C) all material terms and conditions contained in the offer of the third party or parties; and (D) the Offering Stockholder’s offer (irrevocable by its terms for 45 days following the later of (x) the date of the delivery of such Offer Notice or (y) the six month anniversary of the date such Restricted Shares were first purchased by the Management Stockholder (such 45-day period, the “Offer Period”)) to sell to the Company and Frio all (but not less than all) of the Restricted Shares covered by the offer of the third party or parties, for a purchase price per share and on other terms and conditions not less favorable to the Company and Frio than those contained in the offer of the third party or parties (an “Offer”).

(ii) Upon receipt of such Offer Notice, the Company shall have an option to purchase any or all of the Restricted Shares described in the Offer Notice at the purchase price and upon the terms and conditions specified in the Offer. If the Company desires to exercise the option set forth in the preceding sentence, it shall deliver a notice (an “Election Notice”) to the Offering Stockholder and Frio at any time during the first 30 days of the Offer Period (such 30-day period, the “Election Period”), which Election Notice shall specify the number of Restricted Shares subject to the Offer to be acquired. In the event that the Company delivers an Election Notice for less than all of the Restricted Shares subject to the Offer, such

Election Notice shall not be effective unless and until Frio delivers an Election Notice to purchase the remaining Restricted Shares subject to the Offer pursuant to Section 1(b)(iii) below.

(iii) In the event the Company does not deliver an Election Notice before the end of the Election Period or any Election Notice so delivered does not relate to the purchase of all the Restricted Shares described in the Offer Notice, then Frio (or, in its discretion, any other Principal Stockholder(s) designated by Frio) shall have the option to purchase no less than all of the remaining Restricted Shares subject to the Offer at the purchase price and upon the terms and conditions specified in the Offer by delivering an Election Notice to the Offering Stockholder and the Company within 15 days after the first to occur of (A) the expiration of the Election Period or (B) receipt of an Election Notice from the Company which relates to less than all of the Restricted Shares described in the Offer Notice. In the event Election Notices are delivered by both the Company and Frio (or any other applicable Principal Stockholder), and, as a result of miscalculation or similar error, the aggregate number of Restricted Shares described in such Election Notices exceeds the aggregate number of Restricted Shares specified in the Offer, the number of Restricted Shares to be purchased by Frio (or any other applicable Principal Stockholder) shall be reduced accordingly.

(iv) If either the Company or Frio (or any other applicable Principal Stockholder) delivers an Election Notice, then it shall be obligated to purchase, and the Offering Stockholder shall be obligated to sell, the Restricted Shares described in such Election Notice at the purchase price per share and on other terms and conditions indicated in the Offer, except that the closing of such purchase and sale shall occur on a closing date selected by the Company or Frio (or any other applicable Principal Stockholder), as applicable; provided, however, that, (A) in the case of a sale to the Company, such closing date shall be not less than 30 days nor more than 90 days following the date of the Offer Notice and (B) in the case of a sale to Frio (or any other applicable Principal Stockholder), such closing date shall be not less than 45 days nor more than 90 days following the date of the Offer Notice. Unless otherwise mutually agreed, the closing shall be consummated at the principal offices of the Company.

(v) If neither the Company nor Frio (or any other applicable Principal Stockholder) delivers an Election Notice to the Offering Stockholder within the time periods described in Section 1(b)(ii) and 1(b)(iii), as applicable, or the Election Notices delivered in the aggregate relate to less than all of the Restricted Shares subject to the Offer, then the Offering Stockholder may, during the period beginning on the 46th day following the receipt of the Offer Notice by the Company and Frio and ending on the 90th day following the receipt of the Offer Notice by the Company and Frio, sell to the third party or parties all (but not less than all) of the Restricted Shares covered by the Offer, for the purchase price and on the other terms and conditions contained in the Offer.

(c) Notwithstanding the foregoing but subject to Section 1(d) below, nothing in this Section 1 shall prevent the Transfer of any Restricted Shares by any Management Stockholder to (i) the Company, any Principal Stockholder or, with the prior written consent of the Board (or its delegate), another Management Stockholder; or (ii) (A) a spouse, sibling or lineal descendant (including through adoption) of any Management Stockholder (the “Permitted Family Members”), (B) trusts or family limited liability companies or partnerships maintained for the benefit of Permitted Family Members, and (C) upon a Management Stockholder’s death, the Management Stockholder’s executors, administrators, testamentary trustees, legatees and beneficiaries (each such person and entity described in clause (ii) a “Permitted Transferee” and collectively, the “Permitted Transferees”).

(d) In addition to the restrictions set forth elsewhere in this Agreement, any Transfer of Restricted Shares by a Management Stockholder to a transferee shall be permitted only if the transferee shall agree in writing to be bound by the terms and conditions of this Agreement pursuant to an instrument of assumption reasonably satisfactory in form and substance to the Board. Upon the execution of the instrument of assumption by such transferee, such transferee shall be deemed to be a Management Stockholder for all purposes of this Agreement except that, (A) in the case of a Transfer to a Permitted Transferee, all provisions that relate to termination of employment of a Management Stockholder and the effects thereof shall continue to apply to such Management Stockholder transferor and not to such Permitted Transferee and (B) in the case of a Transfer to a Person other than a Permitted Transferee, Sections 2 and 3 of this Agreement shall cease to apply following such Transfer.

Section 2. Company’s Rights to Repurchase Shares.

(a) With respect to all Restricted Shares held by any Management Stockholder and his or her Permitted Transferees, during the period beginning on the date of the Management Stockholder’s Termination of Employment (as defined below) and ending on the nine month anniversary of the later of (i) the date of such Termination of Employment; or (ii) the date of the exercise of any Vested Options held by the Management Stockholder as of the date of such Termination of Employment, the Company shall have the option to repurchase Restricted Shares held by the Management Stockholder or his or her Permitted Transferees (“Call Right”); provided, however, that, notwithstanding the foregoing, in no event shall the Company purchase any Restricted Shares pursuant to the Call Right prior to the day immediately following the six month anniversary of the date the Management Stockholder first purchased such Restricted Shares (whether pursuant to the exercise of Vested Options or otherwise). The Call Right may be exercised more than once, but must be exercised with respect to all (but not less than all) of the Restricted Shares outstanding on the date of any Call Notice (as defined below). Except as otherwise set forth in this Section 2(a), the repurchase price payable by the Company upon exercise of the Call Right (“Call Repurchase Price”) shall be the Fair Market Value (as defined below) of the Restricted Shares subject to the Call Right on the date of the Call Notice; provided, however, that if, at any time during the period beginning on the date of the Call Notice and ending on the six month anniversary thereof, the Company or its stockholders enter into an agreement with respect to a transaction which would result in a Change of Control or files a registration statement with respect to an Initial Public Offering, then, to the extent that such Change of Control transaction or Initial Public Offering is consummated, upon the closing thereof, the Company shall pay the Management Stockholder an additional amount (the “Makeup Amount”) equal to the product of (i) the number of Restricted Shares repurchased pursuant to the Call Right and (ii) the excess of (A) the Makeup Amount Price over (B) the Call Repurchase Price. Notwithstanding the foregoing, in the event of (i) the Management Stockholder’s Termination of Employment for Cause or (ii) (a) in the case of all Executive’s other than Charles A. Carroll and Lawrence M. Blackburn (the “Named Executives”), the Executive’s violation of any of the restrictive covenants set forth in Section 2 or 3 of the Non-Competition Agreement described in Section 11 of this Agreement (and, if applicable, has failed to cure such violation within the cure period specified in such Non-Competition Agreement) or (b) in the case of the Named Executive’s, such Named Executive’s violation of any of the restrictive covenants set forth in Section 6 or 7 of the Employment Agreement, dated as of November 18, 2004 between such Named Executive and the Company, as amended (and, if applicable, has failed to cure such violation within the cure period set forth in such Employment Agreement), the Call Repurchase Price shall be the lesser of (x) Fair Market Value and (y) the purchase price paid by such Management Stockholder for such Restricted Shares (or if no purchase price was paid, $0.01 per Restricted Share) (and the Management Stockholder shall not be entitled to any Makeup Amount). The Call Right shall be exercised by written notice (“Call Notice”) to the Management Stockholder given in accordance with Section 12(f) of this Agreement on or prior to the last date on which the Call Right may be exercised by the Company.

(b) In addition, the Company shall have a Call Right effective immediately prior to any Change in Control to occur following the date hereof.

(c) Subject to Section 5 below, the repurchase of Restricted Shares pursuant to the exercise of a Call Right shall take place on a date specified by the Company, but in no event following the later of (i) the 60th day following the date of the Call Notice or (ii) the 10th day following the receipt by the Company of all necessary governmental approvals; provided, that in the event that any governmental approval is necessary, the Company’s exercise of its Call Right shall be invalid unless it uses reasonable efforts in order to obtain such approval promptly. On such date, the Management Stockholder and his or her Permitted Transferees shall transfer the Restricted Shares subject to the Call Notice to the Company, free and clear of all liens and encumbrances, by delivering to the Company the certificates representing the Restricted Shares to be purchased, duly endorsed for transfer to the Company or accompanied by a stock power duly executed in blank, and the Company shall pay to the Management Stockholder the Call Repurchase Price. The Management Stockholder shall use all commercially reasonable efforts to assist the Company in order to expedite all proceedings described in this Section 2.

Section 3. Management Stockholders’ Rights to Sell Shares.

(a) With respect to all Restricted Shares held by any Management Stockholder and his or her Permitted Transferees, during the period beginning on the date of the Management Stockholder’s Termination of Employment by the Company without Cause or by the Management Stockholder for Good Reason or due to death or Disability and ending on the nine month anniversary of the later of (i) the date of such Termination of Employment; or (ii) the date of the exercise of any Vested Options held by any Management Stockholder as of the date of such Termination of Employment, the Management Stockholder (or his representative or estate, if applicable) shall have the right to require the Company to repurchase, in a single transaction, no less than all of the Restricted Shares held by the Management Stockholder and his or her Permitted Transferees (“Put Right”); provided, however, that, notwithstanding the foregoing, in no event shall the Company purchase any Restricted Shares pursuant to the Put Right prior to the day immediately following the six month anniversary of the date the Management Stockholder first purchased such Restricted Shares (whether pursuant to the exercise of Vested Options or otherwise). The Put Right may be exercised more than once, but must be exercised with respect to all (but not less than all) of the Restricted Shares outstanding on the date of any Put Notice (as defined below). The repurchase price payable by the Company upon exercise of the Put Right (“Put Repurchase Price”) shall be the Fair Market Value of the Restricted Shares subject to the Put Right on the date of the Put Notice. The Put Right shall be exercised by written notice (“Put Notice”) to the Company given in accordance with Section 12(f) of this Agreement on or prior to the last date on which the Put Right may be exercised by the Management Stockholder.

(b) Subject to Section 5 below, the repurchase of Restricted Shares pursuant to the exercise of a Put Right shall take place on a date specified by the Company, but in no event following the later of the 60th day following the date of the Put Notice or the 10th day following the receipt by the Company of all necessary governmental approvals (which governmental approvals the Company shall use reasonable efforts to obtain). On such date, the Management Stockholder and his or her Permitted Transferees shall transfer the Restricted Shares subject to the Put Notice to the Company, free and clear of all liens and encumbrances, by delivering to the Company the certificates representing the Restricted Shares to be purchased, duly endorsed for transfer to the Company or accompanied by a stock power duly executed in blank, and the Company shall pay to the Management Stockholder the Put Repurchase Price. The Management Stockholder shall use all reasonable efforts to assist the Company in order to expedite all proceedings described in this Section 3.

Section 4. Involuntary Transfers.

(a) In the case of any transfer of title or beneficial ownership of Restricted Shares upon default, foreclosure, forfeit, divorce, court order or otherwise, other than by a voluntary decision on the part of a Management Stockholder (each, an “Involuntary Transfer”), the Management Stockholder shall promptly (but in no event later than two days after the Involuntary Transfer) furnish written notice (the “Involuntary Transfer Notice”) to the Company indicating that the Involuntary Transfer has occurred, specifying the name of the person to whom the shares were transferred (the “Involuntary Transferee”), giving a detailed description of the circumstances giving rise to, and stating the legal basis for, the Involuntary Transfer; notwithstanding the foregoing, an Involuntary Transfer shall not include a Transfer (i) upon a Management Stockholder’s death, to the Management Stockholder’s executors, administrators, testamentary trustees, legatees and beneficiaries or (ii) upon dissolution or pursuant to any other distribution (without the payment of consideration other than redemption of an interest therein) by a Permitted Transferee which is an entity, to its beneficiaries, partners, members or other beneficial owners.

(b) Upon the receipt of the Involuntary Transfer Notice, and for 60 days thereafter, the Company shall have the right to repurchase, and the Involuntary Transferee shall have the obligation to sell, all (but not less than all) of the Restricted Shares acquired by the Involuntary Transferee for a repurchase price equal to the Fair Market Value of such shares of Common Stock as of the date of the Involuntary Transfer (the “Involuntary Transfer Repurchase Price” and such right, the “Involuntary Transfer Repurchase Right”). The Involuntary Transfer Repurchase Right shall be exercised by written notice (the “Involuntary Transfer Repurchase Notice”) to the Involuntary Transferee given in accordance with Section 12(f) of this Agreement on or prior to the last date on which the Involuntary Transfer Repurchase Right may be exercised by the Company.

(c) Subject to Section 5 below, the repurchase of Restricted Shares pursuant to the exercise of the Involuntary Transfer Repurchase Right shall take place on a date specified by the Company, but in no event following the later of the 60th day following the date of the date of the Involuntary Transfer Repurchase Notice or the 10th day following the receipt by the Company of all necessary governmental approvals. On such date, the Involuntary Transferee shall transfer the Restricted Shares subject to the Involuntary Transfer Repurchase Notice to the Company, free and clear of all liens and encumbrances, by delivering to the Company the certificates representing the Restricted Shares to be purchased, duly endorsed for transfer to the Company or accompanied by a stock power duly executed in blank, and the Company shall pay to the Involuntary Transferee the Involuntary Transfer Repurchase Price. The Involuntary Transferee and the Management Stockholder shall use all commercially reasonable efforts to assist the Company in order to expedite all proceedings described in this Section 4. If the Involuntary Transferee does not transfer the Restricted Shares to the Company as required, the Company will cancel such Restricted Shares and deposit the funds in a non-interest bearing account and make payment upon delivery.

Section 5. Repurchase Disability.

(a) Notwithstanding anything to the contrary herein, except as otherwise provided by Section 5(c), the Company shall not be permitted to purchase any Restricted Shares held by any Management Stockholder or Involuntary Transferee upon exercise of the Call Right, the Put Right or the Involuntary Transfer Repurchase Right if the Board reasonably determines that:

(i) The purchase of Restricted Shares would render the Company or its subsidiaries unable to meet their obligations in the ordinary course of business at any time during the one year period commencing on the date such purchase of Restricted Shares would otherwise be required taking into account any pending or proposed transactions, capital expenditures or other budgeted cash outlays by the Company which are reasonably likely to be consummated or paid, as the case may be, within such one year period, including, without limitation, any proposed acquisition of any other entity by the Company or any of its subsidiaries which is reasonably likely to be consummated within such one year period;

(ii) The Company is prohibited from purchasing the Restricted Shares by applicable law restricting the purchase by a corporation of its own shares; or

(iii) The purchase of Restricted Shares would constitute a breach of, default, or event of default under, or is otherwise prohibited by, the terms of any loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party, including without limitation (A) that certain Credit Agreement dated as of December 23, 2004 among the Company, Goodman Global Holdings, Inc., a Delaware corporation, the Lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as administrative agent for the Lenders, UBS Loan Finance LLC, as syndication agent, Credit Suisse First Boston, acting through its Cayman Islands branch, as documentation agent, and J.P. Morgan Securities Inc. and UBS Securities LLC, as joint lead arrangers and joint book managers and (B) that certain Indenture, dated as of

December 23, 2004, among the Company, the Guarantors named therein and Wells Fargo Bank, National Association, as trustee (collectively, the “Financing Documents”) or the Company is not able to obtain the requisite consent of any of its senior lenders to the purchase of the Restricted Shares.

The events described in (i) through (iii) above each constitute a “Repurchase Disability.”

(b) Except as otherwise provided by Section 5(c), in the event of a Repurchase Disability, the Company shall notify in writing the Management Stockholder or Involuntary Transferee who exercised the Put Right or with respect to whom the Call Right or the Involuntary Transfer Repurchase Right has been exercised (a “Disability Notice”). The Disability Notice shall specify the nature of the Repurchase Disability. The Company shall thereafter repurchase the Restricted Shares described in the Call Notice or Involuntary Transfer Repurchase Notice as soon as reasonably practicable after all Repurchase Disabilities cease to exist (or the Company may elect, but shall have no obligation, to cause its nominee to repurchase the Restricted Shares while any Repurchase Disabilities continue to exist); provided, further that if some, but not all of the Restricted Shares to be repurchased, can be so repurchased without creating a Repurchase Disability, then the Company shall consummate such repurchase to the fullest extent it is able without causing a Repurchase Disability in accordance with the terms of this Agreement (without giving effect to this Section 5). In the event the Company suspends its obligations to repurchase the Restricted Shares pursuant to a Repurchase Disability, (i) the Company shall provide written notice to each applicable Management Stockholder or Involuntary Transferee as soon as practicable after all Repurchase Disabilities cease to exist (the “Reinstatement Notice”); (ii) the Fair Market Value of the Restricted Shares subject to the Call Notice, the Put Notice or Involuntary Transfer Repurchase Notice shall be equal to the greater of the Fair Market Value of the Restricted Securities as of the date of the date of the Put Notice, the Call Notice or the Involuntary Transfer Repurchase Notice, as the case may be, and the Fair Market Value determined as of the date the Reinstatement Notice is delivered to the Management Stockholder or Involuntary Transferee, which Fair Market Value shall be used to determine the Repurchase Price or Involuntary Transfer Repurchase Price in the manner described above; and (iii) the repurchase shall occur on a date specified by the Company within 10 days following the determination of the Fair Market Value of the Restricted Shares to be repurchased as provided in clause (ii) above.

(c) Notwithstanding Section 5(a) and Section 5(b), in the event of a Repurchase Disability, the Company may, in the sole discretion of the Board and to the extent permitted by law, purchase the Restricted Shares subject to the Call Right, Put Right or Involuntary Transfer Repurchase Right, as applicable, and, in lieu of cash consideration, issue a promissory note to such Management Stockholder in the amount of the Call Repurchase Price, Put Repurchase Price or Involuntary Transfer Purchase Price, as applicable, the terms of which promissory note shall be acceptable to the Company’s senior lenders and shall not result in a breach or violation of any of the Financing Documents. The promissory note shall (i) bear simple interest at the prime rate as published in the Wall Street Journal on the date such payment is due and owing from such date to the date such payment is made and (ii) have such other reasonable terms and conditions as may be determined by the Company. All payments of interest accrued under the promissory note shall be paid only at the date of payment by the Company of the principal amount of such promissory note.

Section 6. Bring-Along Rights.

(a) If the Frio Stockholders at any time, or from time to time, in one transaction or a series of related transactions, propose to Transfer any class of Equity Securities (or rights to acquire Equity Securities ) to one or more Persons (a “Third Party Purchaser”), then the Frio Stockholders shall have the right (a “Bring-Along Right”), but not the obligation, to require each Management Stockholder to tender for purchase to the Third Party Purchaser, on the same terms and conditions as apply to the Frio Stockholders, a number of Restricted Shares of such class and, in the case of a Transfer of Common Stock, Vested Options (including any options that vest as a result of the consummation of the Transfer to the Third Party Purchaser) that, in the aggregate, equal the lesser of (A) the number derived by multiplying (1) the total number of Restricted Shares of such class owned by the Management Stockholder (including in the case of a Transfer of Common Stock, shares of Common Stock issuable in respect of all Vested Options held by the Management Stockholder whether or not exercised and including any options that vest as a result of the consummation of the Transfer to the Third Party Purchaser); by (2) a fraction, the numerator of which is the total number of shares of Equity Securities of such class to be sold by the Frio Stockholders in connection with the transaction or series of related transactions and the denominator of which is the total number of the then outstanding Equity Securities of such class (including shares issuable upon the exercise of rights to acquire Equity Securities of such class) held by the Frio Stockholders; or (B) the number of shares as the Frio Stockholders shall designate in the Bring-Along Notice (as defined below). Notwithstanding the foregoing, the obligation of the Management Stockholders with respect to the Bring-Along Rights are subject to the satisfaction of the following conditions: (i) all holders of a class of securities receive the same consideration per share, and to the extent that any such holder is provided an election as to the form or type of consideration to be received, all holders of such class of security are provided the same election, (ii) each of the Management Stockholders will be given an opportunity to exercise all of such Management Stockholder’s stock options that are vested and exercisable as of the date of the consummation of the transaction which is the subject of such Bring-Along Notice and participate in such sale as Holders of such class and type of securities issuable upon exercise of such vested stock options, (iii) the Management Stockholders shall not be required to make any representations, warranties, indemnities or other agreements which are different from those made by the Frio Stockholders, (iv) no Management Stockholder shall have any indemnification obligation with respect to any class of securities sold in such transaction which is disproportionate with the indemnity obligations of other selling stockholders holding securities of the same class, (v) no Management Stockholder shall have any indemnification obligation in excess of the net proceeds received by such Management Stockholder in such transaction and (vi) the holders of Preferred Stock do not receive consideration in an amount per share in excess of the amount that each share of Preferred Stock would be entitled to receive in connection with a liquidation of the Company as of the date of the applicable Transfer.

(b) If the Frio Stockholders elect to exercise their Bring-Along Right under this Section 6 with respect to the Restricted Shares held by the Management Stockholders, the Frio Stockholders shall notify each Management Stockholder in writing (collectively, the “Bring-Along Notices”). Each Bring-Along Notice shall set forth: (i) the proposed amount and form of consideration and terms and conditions of payment offered by the Third Party Purchaser(s) and a summary of any other material terms pertaining to the Transfer (“Third Party Terms”); and (ii)

the number of Restricted Shares and Vested Options that the Frio Stockholders elect each Management Stockholder to sell in the Transfer. The Bring-Along Notices shall be given at least five days before the closing of the proposed Transfer.

(c) Upon the giving of a Bring-Along Notice, each Management Stockholder shall be obligated to sell the number of Restricted Shares and Vested Options set forth in each Management Stockholder’s Bring-Along Notice on the Third Party Terms; provided, that the Frio Stockholders may require a Management Stockholder to exercise such Vested Options, in whole or in part, prior to or simultaneously with the closing of the transaction or transactions described in Section 6(a).

(d) At the closing of the Transfer to any Third Party Purchaser(s) pursuant to this Section 6, the Third Party Purchaser(s) shall remit to the Management Stockholder the consideration for the total sales price of the Equity Securities and unexercised Vested Options held by the Management Stockholder sold pursuant hereto minus any consideration to be escrowed or otherwise held back in accordance with the Third Party Terms (which in no event shall be disproportionate from the aggregate consideration received by such Management Stockholder in connection with such Transfer), and minus the aggregate exercise price of any unexercised Vested Options being Transferred by the Management Stockholder to the Third Party Purchaser(s), against delivery by the Management Stockholder of certificates for Equity Securities, duly endorsed for Transfer or with duly executed stock powers and, as applicable, an instrument evidencing the transfer or the cancellation of the unexercised Vested Options subject to the Bring-Along Right reasonably acceptable to the Company, and the compliance by the Management Stockholder with any other conditions to closing generally applicable to the Frio Stockholders and all other holders of Equity Securities selling shares in the transaction.

Section 7. Tag-Along Rights.

(a) Except as otherwise provided by Section 7(d), the Frio Stockholders at any time propose to Transfer any class of Equity Securities (or rights to acquire Equity Securities ) to a Third Party Purchaser (other than a Principal Stockholder), in a single Transfer or a series of related Transfers constituting more than 10% of the Equity Securities of such class held by the Frio Stockholders on the date immediately following the date this Agreement is first entered into, then each Management Stockholder shall have the right (the “Tag-Along Right”) to require that the proposed Third Party Purchaser purchase from such Management Stockholder, on the same terms and conditions as apply to the Frio Stockholders, up to the number of Restricted Shares of such class (including, in the case of a Transfer of Common Stock, any Common Stock issuable upon the exercise of Vested Options (including options that vest as a result of the consummation of the Transfer to the Third Party Purchaser)) equal to the number derived by multiplying (x) the total number of Equity Securities of such class that the proposed Third Party Purchaser has agreed or committed to purchase, by (y) a fraction, the numerator of which is the total number of Restricted Shares of such class (including in the case of a Transfer of Common Stock, any shares of Common Stock issuable upon the exercise of Vested Options (including options that vest as a result of the consummation of the Transfer to the Third Party Purchaser)) owned by the Management Stockholder, and the denominator of which is the aggregate number of Equity Securities of such class owned by the Frio Stockholders (including shares issuable upon the exercise of rights to acquire Equity Securities of such class), the Management Stockholder and all other holders of Equity Securities of such class who have exercised a Tag-Along Right similar to the rights granted to the Management Stockholder in this Section 7 (including in the case of a Transfer of Common Stock, any shares of Common Stock issuable upon the exercise of all Vested Options (including options that vest as a result of the consummation of the Transfer to the Third Party Purchaser)). For the avoidance of doubt, it is intended that the Tag-Along Right always be exercised on a class by class basis, and the intent of this computation is to accord to the Management Stockholder the right to sell the same percentage of his or her direct and indirect holdings of Equity Securities of such class as the Frio Stockholders are entitled to sell in such transaction.

(b) The Frio Stockholders shall notify each Management Stockholder in writing in the event the Frio Stockholders propose to make a Transfer or series of Transfers giving rise to a Tag-Along Right at least fifteen (15) business days prior to the date on which the Frio Stockholders expect to consummate such Transfer (the “Sale Notice”) which notice shall specify the number of shares of Common Stock which the Third Party Purchaser intends to purchase in such Transfer. The Tag-Along Right may be exercised by any Management Stockholder by delivery of a written notice to the Frio Stockholders proposing to sell Restricted Shares (the “Tag-Along Notice”) within ten (10) business days following receipt of the Sale Notice from the Frio Stockholders. The Tag-Along Notice shall state the number of Restricted Shares (including any in the case of a Transfer of Common Stock, shares of Common Stock issuable upon the exercise of Vested Options (including options that vest as a result of the consummation of the Transfer to the Third Party Purchaser)) that the Management Stockholder proposes to include in such Transfer to the proposed Third Party Purchaser (not to exceed the number as determined above); provided that, in the case of any shares of Common Stock issuable upon the exercise of Vested Options, the Frio Stockholders may require a Management Stockholder to exercise such Vested Options, to the extent of the shares of Common Stock issuable upon such exercise which are to be sold in such Transfer, prior to or simultaneously with the closing of the Transfer(s) described in Section 7(a). In the event that the proposed Third Party Purchaser does not purchase the specified number of Restricted Shares (including any shares of Common Stock issuable upon the exercise of Vested Options (including options that vest as a result of the consummation of the Transfer to the Third Party Purchaser)) from the Management Stockholder on the same terms and conditions as specified in the Sale Notice, then the Frio Stockholders shall not be permitted to sell any shares of Common Stock to the proposed Third Party Purchaser unless the Frio Stockholders purchases from the Management Stockholder such specified number of Restricted Shares (including any shares of Common Stock issuable upon the exercise of Vested Options (including options that vest as a result of the consummation of the Transfer to the Third Party Purchaser)) on the same terms and conditions as specified in such Sale Notice.

(c) At the closing of the Transfer to any Third Party Purchaser pursuant to this Section 7, the Third Party Purchaser shall remit to each Management Stockholder who exercised his or her Tag-Along Right the consideration for the total sales price of the Equity Securities and unexercised Vested Options held by the Management Stockholder sold pursuant hereto minus any such consideration to be escrowed or otherwise held back in accordance with the Third Party Terms (which in no event shall be disproportionate from the aggregate consideration received by such Management Stockholder in connection with such Transfer), and minus the aggregate exercise price of any unexercised Vested Options being Transferred by the Management

Stockholder to the Third Party Purchaser, against delivery by the Management Stockholder of certificates for the Equity Securities, duly endorsed for Transfer or with duly executed stock powers and an instrument evidencing the transfer or the cancellation of the Vested Options subject to the Tag-Along Right reasonably acceptable to the Company, and the compliance by the Management Stockholder with any other conditions to closing generally applicable to the Frio Stockholders and all other holders of Common Stock selling shares in the transaction.

(d) Notwithstanding anything contained in this Section 7 to the contrary, the Tag-Along Right shall not apply to any Transfer of a “strip” of Equity Interests (a “Syndicate Transfer”) to a non-Affiliate third party (a “Frio Transferee”) consummated by the Frio Stockholders prior to December 23, 2005; provided that after giving pro forma effect to such Syndicate Transfer, Frio and its Affiliates shall continue to own at least 50% of the Equity Interests of the Company on a fully-diluted basis. Any Frio Transferee shall be treated as part of the Frio Stockholders for all purposes, except as otherwise set forth herein.

(e) If the members of Frio at any time propose to Transfer interests in Frio to a purchaser (other than a Principal Stockholder), in a single Transfer or a series of Transfers following which the Principal Stockholders cease to be the managing member of Frio, then each Management Stockholder shall be provided the right to sell the same percentage of his Restricted Securities to the purchaser of such interests in Frio or, at the election of Frio, to Frio, subject to the same procedures and terms as an exercise of Tag-Along Rights pursuant to this Section 7.

Section 8. Cooperation.

(a) In the event of (i) the exercise of a Bring-Along Right pursuant to Section 6 with respect to a Management Stockholder or (ii) the exercise by a Management Stockholder of a Tag-Along Right pursuant to Section 7, such Management Stockholder shall consent to and raise no objections against the transaction, and if the transaction is structured as a sale of stock, each Management Stockholder shall take all actions that the Board reasonably deems necessary or desirable in connection with the consummation of the transaction. Without limiting the generality of the foregoing, each such Management Stockholder agrees to (A) consent to and raise no objections against the transaction; (B) execute any Equity Interest purchase agreement, merger agreement or other agreement entered into with the Third Party Purchaser with respect to the transaction setting forth the Third Party Terms and any ancillary agreement with respect thereto; (C) vote the Equity Interest held by the Management Stockholder in favor of the transaction; and (D) refrain from the exercise of dissenters’ appraisal rights with respect to the transaction.

(b) If the Company or the holders of the Company’s securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated under the Securities Act, may be available with respect to the negotiation or transaction (including a merger, consolidation, or other reorganization), each Management Stockholder shall, if requested by the Company, appoint a purchaser representative (as defined in Rule 501 of the Securities Act) reasonably acceptable to the Company. If the purchaser representative is designated by the Company, the Company shall pay the fees of the purchaser representative, but if any Management Stockholder appoints another purchaser representative, the Management Stockholder shall be responsible for the fees of the purchaser representative so appointed.

(c) Each Management Stockholder shall bear its pro-rata share of the costs of any transaction in which it sells Restricted Shares and/or Vested Options (based upon the net proceeds received by such Management Stockholder in such transaction) to the extent such costs are incurred for the benefit of all holders of Equity Securities and Vested Options and are not otherwise paid by the Company or the acquiring party.

Section 9. Piggy-Back Registration Rights.

(a) Participation. Subject to Section 9(b), if at any time after the date hereof the Company files a registration statement pursuant to the Securities Act (other than a registration on Form S-4 or S-8 or any successor form to such Forms or any registration of securities as it relates to an offering and sale to management of the Company pursuant to any employee stock plan or other employee benefit plan arrangement) with respect to an offering that includes any class of Equity Securities, then the Company shall give prompt notice (the “Initial Notice”) to the Management Stockholders and the Management Stockholders shall be entitled to include in such registration statement the Registrable Securities (as defined in Section 9(f)) held by them. If the Management Stockholders elect to include any or all of their Registrable Securities in such registration statement, then the Company shall give prompt notice (the “Piggyback Notice”) to all other stockholders with registration rights similar to the ones set forth in this Section 9 (the “Non-Management Stockholders”), and each such Non-Management Stockholder may be entitled to include in such registration statement the Registrable Securities held by it. The Initial Notice and Piggyback Notice shall offer the Non-Management Stockholders and the Management Stockholders, respectively, the right, subject to Section 9(b) (the “Piggy Back Registration Right”), to register such number of shares of Registrable Securities as each Non-Management Stockholder and each Management Stockholder may request and shall set forth (i) the anticipated filing date of such registration statement and (ii) the number of shares of Common Stock or Preferred Stock that is proposed to be included in such registration statement. Subject to Section 9(b), the Company shall include in such registration statement such shares of Registrable Securities for which it has received written requests to register such shares within 15 days after the Initial Notice and 7 days after the Piggyback Notice has been given.

(b) Underwriter’s Cutback. Notwithstanding the foregoing, if a registration pursuant to this Section 9 involves an Underwritten Offering (as defined in Section 9(f)) of any class of Equity Securities and the managing underwriter or underwriters of such proposed Underwritten Offering is of the view that the total or kind of securities which the Company and any other persons or entities intend to include in such offering would be reasonably likely to adversely affect the price, timing or distribution of the securities offered in such offering, then such Underwritten Offering shall include (i) first, 100% of the securities the Company proposes to sell (unless the Company agrees to reduce the securities to be sold by the Company), and (ii) second, the amount of securities which all other holders of Equity Securities (including the Management Stockholders) have requested to be included in such registration that the managing underwriter or underwriters believes can be sold without such adverse effect referred to above, such amount to be allocated pro rata among all such holders of Equity Securities that have requested to have Equity Securities included in such registration based upon the number of issued and outstanding Equity Securities of the class to be registered that are owned by each applicable holder as of the date of the Initial Notice.

(c) Company Control. The Company may decline to file a registration statement after giving the Initial Notice or the Piggyback Notice, or withdraw a registration statement after filing and after such Piggyback Notice, but prior to the effectiveness of the registration statement, provided that the Company shall promptly notify each Management Stockholder in writing of any such action and provided further that the Company shall bear all reasonable expenses incurred by such Management Stockholder or otherwise in connection with such withdrawn registration statement. Notwithstanding any other provision herein, the Company shall have sole discretion to select any and all underwriters that may participate in any Underwritten Offering.

(d) Participation in Underwritten Offerings. No Person may participate in any Underwritten Offering hereunder unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Persons entitled to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, lock-ups and other documents required for such underwriting arrangements. Nothing in this Section 9(d) shall be construed to create any additional rights regarding the piggyback registration of Registrable Securities in any Person otherwise than as set forth herein.

(e) Expenses. The Company or the Frio Stockholders will pay all registration expenses in connection with each registration of Registrable Securities requested pursuant to this Section 9; provided, that each holder of an Equity Interest shall pay all applicable underwriting fees, discounts and similar charges with respect to the Equity Interests sold by such holder in pursuant to such registration statement.

(f) Certain Definitions. For purposes of this Section 9:

(i) “Registrable Securities” shall mean all Equity Securities; provided, however, that any Registrable Securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such Registrable Securities has been declared effective under the Securities Act and such Registrable Securities have been disposed of in accordance with the plan of distribution set forth in such registration statement, (B) such Registrable Securities are distributed pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or (C) such Registrable Securities shall have been otherwise transferred and new certificates for them not bearing a legend restricting further transfer under the Securities Act shall have been delivered by the Company; and provided, further, that any securities that have ceased to be Registrable Securities shall not thereafter become Registrable Securities and any security that is issued or distributed in respect of securities that have ceased to be Registrable Securities is not a Registrable Security. Notwithstanding any other provision of this Section 9(f)(i), with respect to any registration statement that registers shares of Common Stock, “Registrable Securities” shall only include shares of Common Stock and with respect to any registration statement that registers shares of Preferred Stock, “Registrable Securities” shall only include shares of Preferred Stock.

(ii) “Underwritten Offering” means a sale of shares of Common Stock or Preferred Stock to an underwriter for reoffering to the public.

Section 10. Termination. This Agreement shall terminate on the first to occur of:

(a) The date the Company consummates an Initial Public Offering of at least $200,000,000 of Common Stock provided, that Section 9 shall survive the termination of this Agreement pursuant to Section 10(a) for so long as any Registrable Securities are outstanding;

(b) The complete liquidation of the Company or an agreement for the sale, lease or other disposition by the Company of all or substantially all of the Company’s assets; or

(c) The execution of a resolution of the Board terminating this Agreement; provided, that Sections 3 and 7 shall survive the termination of this Agreement pursuant to this Section 10(c) and shall remain in effect until an event occurs which would constitute a termination of this Agreement pursuant to Section 10(a) or Section 10(b) and Section 9 shall survive the termination of this Agreement pursuant to this Section 10(c) for so long as any Registerable Securities are outstanding.

Section 11. Non-Competition Agreement. The Company and each Management Stockholder (other than the Named Executives) have entered into a Non-Competition Agreement in substantially the form attached hereto as Exhibit A (the “Non-Competition Agreement”).

Section 12. Miscellaneous.

(a) Legends. Each certificate representing the Restricted Shares shall bear the following legends (or one to substantially similar effect):

“THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SHARES MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS GOODMAN GLOBAL, INC. (THE “COMPANY”) RECEIVES AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.”

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER CONDITIONS, AS SPECIFIED IN ONE OR MORE SHAREHOLDERS’ AGREEMENTS, DATED AS OF DECEMBER 23, 2004, BY AND AMONG THE COMPANY AND THE OTHER PARTIES NAMED THEREIN, AS AMENDED FROM TIME TO TIME, COPIES OF WHICH ARE ON FILE AT THE OFFICE OF THE COMPANY AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

“THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL AND OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.”

(b) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective legal representatives, heirs, legatees, successors and assigns and shall also apply to any Restricted Shares acquired by any Management Stockholder after the date hereof.

(c) Specific Performance. Each Party, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, shall be entitled to specific performance of the Party’s rights under this Agreement. Each Party agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by the Party of the provisions of this Agreement and each Party hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(d) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware.

(e) Interpretation. The headings of the Sections contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the Parties and shall not affect the meaning or interpretation of this Agreement.

(f) Notices. All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given and received when delivered by overnight courier or hand delivery, when sent by telecopy, or five days after mailing if sent by registered or certified mail (return receipt requested) postage prepaid, to the Parties at the following addresses (or at such other address for any Party as shall be specified by like notices delivered by such Party, provided that notices of a change of address shall be effective only upon receipt thereof).

(i)	If to the Company at:

Goodman Global, Inc.
c/o Apollo Management, L.P.
9 West 57th Street
New York, New York
Attention: Larry Berg
Facsimile: (212) 515-3288

with copies to Frio at the address set forth below and:

Latham & Watkins, LLP
885 Third Avenue
New York, New York
Attention: Raymond Y. Lin
Facsimile: (212) 751-4864

(ii)	If to Frio at:

Frio Holdings, LLC
c/o Apollo Management, L.P.
9 West 57th Street
New York, New York
Attention: Larry Berg
Facsimile: (212) 515-3288

with a copy to Latham & Watkins, at the address set forth above.

(iii) If to a Management Stockholder, to the address set forth on the Management Stockholder’s signature page hereto.

(g) Recapitalization, Exchange, Etc. Affecting the Company’s Stock. Nothing in this Agreement shall prevent the Company from effecting any recapitalization, corporate reorganization, “corporate inversion” involving the creation of one or more holding companies and/or holding company subsidiaries, or similar transaction. The provisions of this Agreement shall apply, to the full extent set forth herein, with respect to any and all shares of Common Stock, Preferred Stock and all of the other shares of capital stock of the Company or any successor or assignee of the Company (whether by merger, consolidation, sale of assets, business combination or otherwise) that may be issued in respect of, in exchange for, or in substitution of such Common Stock and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations, and the like occurring after the date hereof.

(h) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

(i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby.

(j) Amendment. This Agreement may be amended by resolution of the Board; provided that the amendment has been approved by the Principal Stockholders; and, provided, further, that any such amendment that would materially adversely affect the rights of any Management Stockholder shall not to that extent be effective without the written consent of Management Stockholders who then hold 50% or more of the Restricted Shares (including Restricted Shares issuable upon the exercise of rights to acquire Common Stock). At any time hereafter, additional Management Stockholders may be made parties hereto by executing a signature page in the form attached as Exhibit B hereto, which signature page shall be countersigned by the Company and shall be attached to this Agreement and become a part hereof without any further action of any other Party hereto.

(k) Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to any Management Stockholder of any sums required by federal, state, or local tax law to be withheld with respect to the issuance, vesting, exercise, repurchase, or cancellation of any Restricted Share or any option to purchase Restricted Shares.

(l) No Employment Rights. Nothing contained in this Agreement (i) obligates the Company or any Affiliate of the Company to employ any Management Stockholder in any capacity whatsoever; or (ii) prohibits or restricts the Company or any Affiliate of the Company from terminating the employment, if any, of any Management Stockholder at any time or for any reason whatsoever and each Management Stockholder hereby acknowledges and agrees that, except as may otherwise be set forth in any written agreement between the Company and such Management Stockholder, neither the Company nor any other person has made any representations or promises whatsoever to such Management Stockholder concerning his or her employment or continued employment by the Company or any Affiliate of the Company.

(m) Offsets. The Company shall be permitted to offset and reduce from any amounts payable to a Management Stockholder the amount of any indebtedness or other obligation or payment owing to the Company by the Management Stockholder.

(n) Entire Agreement. The terms of this Agreement are intended by the parties to be the final expression of their agreement with respect to the subject matter hereof and may not be contradicted by evidence of any prior or contemporaneous agreement, including, without limitation, those certain Binding Management Compensation Term Sheets by and between certain Management Stockholders and the Company dated as of November 18, 2004. The parties further intend that this Agreement shall constitute the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial, administrative, or other legal proceeding to vary the terms of this Agreement.

(o) Actions to Effectuate Agreement. Each Management Stockholder agrees to take all actions within his or her power (including voting Restricted Shares) to give effect to the terms of this Agreement. In the event of any inconsistency between this Agreement, on the one hand, and the Certificate of Incorporation or Bylaws of the Company, on the other hand, the provisions of this Agreement shall control, and each Management Stockholder shall vote his or Restricted Shares in such manner as to effectuate any and all amendments to the Certificate of Incorporation or Bylaws of the Company that may be necessary in order to bring the Certificate of Incorporation and Bylaws of the Company into conformity with the provisions of this Agreement. The vote of any Management Stockholder in violation of the provisions of this Agreement shall be void and shall be ignored by the Company. In connection therewith, each Management Stockholder hereby grants an irrevocable proxy with full power of substitution to Frio for purposes of voting all Restricted Shares subject to this Agreement at any meeting of stockholders or in any action by written consent of stockholders in any manner necessary to give effect to the provisions of this Agreement, but not to amend this Agreement, it being acknowledged that such proxy is coupled with an interest under this Agreement.

(p) Lock-up Period. If the Company proposes to register shares of any class of Equity Securities under the Securities Act pursuant to a primary underwritten offering, each Management Stockholder hereby agrees that if so requested by any representative of the underwriters (the “Managing Underwriter”), such Management Stockholder shall not Transfer (except for Transfers pursuant to Sections 2, 3, 6 or 7) any shares of the class of Equity Securities so registered for such period as shall be determined by the Managing Underwriter, which period shall not last more that 180 days following the consummation of an Initial Public Offering (or 90 days following the consummation of any other underwritten offering that registers primary shares of Equity Securities); provided, that the Transfer restrictions described in this Section 12(p) shall only apply to the extent that the Frio Stockholders and the “Goodman Investors” (as defined in that certain Goodman Global, Inc. Stockholders Agreement dated as of December 23, 2004 by and among Frio, the Company and certain other stockholders of the Company listed on Schedule I thereto) are subject to similar Transfer restrictions in connection with such offering, in each case to the extent such Frio Stockholder or Goodman Investor holds shares of the class of Equity Securities to be registered as of the date of the consummation of such offering.

Section 13. Defined Terms.

As used in this Agreement, the following terms shall have the meanings ascribed to them below:

(a) “Affiliate” shall mean, with respect to any individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature (each, a “Person”), any other Person directly or indirectly controlling, controlled by, or under common control with, such Person where “control” shall have the meaning given such term under Rule 405 of the Securities Act; provided, that, in no event shall the Company, any of its subsidiaries or any Management Stockholder be considered an “Affiliate” of the Principal Stockholders.

(b) “Cause” shall mean the Company or an Affiliate having “Cause” to terminate the Management Stockholder’s employment, as defined in any employment, severance or other similar written agreement between the Management Stockholder and the Company or an Affiliate; provided, that in the absence of an employment, severance or other written agreement containing such a definition, the Management Stockholder’s Termination of Employment shall be for “Cause” upon the Company’s or an Affiliate’s termination of the Management Stockholder’s employment due to:

(i) the Management Stockholder’s willful failure to substantially perform his duties, as set forth in any employment agreement or otherwise (other than any such failure resulting from the Management Stockholder’s Disability), which is not remedied within 30 days after receipt of written notice from the Company specifying such failure;

(ii) the Management Stockholder’s willful failure to carry out, or comply with, in any material respect any lawful and reasonable directive of the Board or his superiors, which is not remedied within 30 days after receipt of written notice from the Company specifying such failure;

(iii) the Management Stockholder’s commission at any time of any act or omission that results in, or that may reasonably be expected to result in, a conviction, plea of no contest or imposition of unadjudicated probation for any felony or crime involving moral turpitude;

(iv) the Management Stockholder’s unlawful use (including being under the influence) or possession of illegal drugs on the Company’s premises or while performing the Management Stockholder’s duties and responsibilities; or

(v) the Management Stockholder’s commission at any time of any act of fraud, embezzlement, misappropriation, material misconduct, or breach of fiduciary duty against the Company (or any predecessor thereto or successor thereof).

(c) “Change in Control” shall mean shall mean the first to occur of the following events:

(i) The consummation of (A) a direct or indirect sale or other disposition of all or substantially all the assets of the Company, or (B) a change in ownership or control of the Company effected through a transaction or series of transactions (other than an offering of Common Stock by the Company (of either treasury shares or newly issued shares) to the general public through a registration statement filed with the Securities and Exchange Commission (other than on Form S-4 or any successor form) (each, a “Business Combination”) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries, the Principal Stockholder or any “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company or the Principal Stockholder) (collectively, a “Business Combination Person”) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than (1) fifty percent (50%) of the total combined voting power of the Company’s securities outstanding immediately after such acquisition, or (2) an amount greater than the amount owned or controlled, directly or indirectly, by the Principal Stockholder of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; provided that, notwithstanding the foregoing, a Change in Control shall not be deemed to occur pursuant to this Section 13(c)(i)(B)(2) unless a majority of the members of the board of directors (or similar governing body) of the entity resulting from such Business Combination are employees of the Business Combination Person; or

(ii) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company

(d) “Disability” shall mean “Disability” as defined in any employment or severance agreement between the Management Stockholder and the Company or an Affiliate; provided, that in the absence of an employment or severance agreement containing such a definition, “Disability” shall mean the Management Stockholder’s inability to perform, with or without reasonable accommodation, the essential functions of the Management Stockholder’s position for a total of three months during any six month period as a result of incapacity due to mental or physical illness as determined by a physician selected by the Company or its insurers and acceptable to the Management Stockholder or the Management Stockholder’s legal representative, such agreement as to acceptability not to be unreasonably withheld or delayed.

(e) The “Fair Market Value” of Restricted Shares, as of any date of determination, shall be determined by the Board as follows:

(i) If the Common Stock or Preferred Stock is listed on one or more National Securities Exchanges (within the meaning of the Exchange Act), each share of Common Stock or Preferred Stock to be repurchased shall be valued at the closing price of a share of Common Stock or Preferred Stock on the principal exchange on which the shares are then trading on the most recent trading day preceding such date of determination;

(ii) If the Common Stock or Preferred Stock is not traded on a National Securities Exchange but is quoted on Nasdaq or a successor quotation system and the Common Stock or Preferred Stock is listed as a National Market Issue under the NASD National Market System, each share of Common Stock or Preferred Stock to be repurchased shall be valued at the mean between the closing representative bid and asked prices for a share of Common Stock or Preferred Stock on the most recent trading day preceding such date of determination as reported by Nasdaq or such successor quotation system; or

(iii) If the Common Stock or Preferred Stock is not publicly traded on a National Securities Exchange and is not quoted on Nasdaq or a successor quotation system, the Fair Market Value of the Common Stock or Preferred Stock to be repurchased shall be determined by mutual agreement between the Board and the selling Management Stockholder; provided, however, that in the event that the Board and such selling Management Stockholder are unable to reach an agreement as to the fair market value, then the Fair Market Value shall be determined by independent appraisal by an investment banking firm unaffiliated with the Company or any Principal Stockholder and hired and paid by the Company, but reasonably acceptable to the selling Management Stockholder; and provided, further, that the parties acknowledge and agree that the Fair Market Value of the Common Stock and Preferred Stock shall be determined hereunder without the application of any minority interest discount or lack of marketability discount.

(f) “Frio Stockholders” shall mean, collectively, Frio, its Affiliates and any Frio Transferees.

(g) “Good Reason” shall mean the Management Stockholder having “Good Reason” to terminate his employment, as defined in any employment, severance or other similar written agreement between the Management Stockholder and the Company or an Affiliate; provided, that in the absence of an employment, severance or other similar written agreement containing such a definition, the Management Stockholder’s Termination of Employment shall have “Good Reason” if the Management Stockholder resigns his employment upon the occurrence of any of the following:

(i) failure of the Company or its shareholders to continue the Management Stockholder in the position, or any other substantially similar position, as he holds as of the effective date of this Agreement;

(ii) a material diminution in the nature or scope of the Management Stockholder’s responsibilities, duties or authority;

(iii) failure of the Company to make any material payment or provide any material benefit under any employment or severance agreement; or

(iv) the Company’s material breach of any employment or severance agreement or any Option agreement.

provided, however, that notwithstanding the foregoing the Management Stockholder may not resign his employment for Good Reason unless: (A) the Management Stockholder provides the Company with at least 30 days prior written notice of his intent to resign for Good Reason (which notice is provided not later than the 30th day following the occurrence of the event constituting Good Reason) and (B) the Company has not remedied the alleged violation(s) within the 30-day period.

(h) “Initial Public Offering” shall mean the first underwritten public offering of Equity Securities pursuant to an effective registration statement filed by the Company with the United States Securities and Exchange Commission (other than on Forms S-4 or S-8 or successors to such forms) under the Securities Act.

(i) “Makeup Amount Price” shall mean (i) with respect to a Change in Control, the price per share of Common Stock or Preferred Stock, as applicable, that the Management Stockholder would have received had the shares that were repurchased pursuant to the Call Right been sold or transferred in the Change in Control or (ii) with respect to an Initial Public Offering, the price per share to the public of the shares of Common Stock or Preferred Stock, as applicable, sold in the Initial Public Offering.

(j) “Principal Stockholders” shall mean (i) the Frio Stockholders, (ii) any general or limited partner or member of any Frio Stockholder (an “Frio Partner”), (iii) any corporation, partnership, limited liability company or other entity that is an Affiliate of any Frio Stockholder or Frio Partner (including without limitation any applicable coinvest vehicle established following the date hereof) (collectively, the “Frio Affiliates”), (iv) any managing director, member, general partner, director, limited partner, officer or employee of (A) any Frio Stockholder, (B) any Frio Partner or (C) any Frio Affiliate, or the heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any of the foregoing Persons referred to in this clause (v) (collectively, the “Frio Associates”), (v) any trust, the beneficiaries of which, or corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which, include only Frio Stockholders, Frio Partners, Frio Affiliates, Frio Associates, their spouses or their lineal descendants; and (viii) a voting trustee for one or more Frio Stockholders, Frio Affiliates, Frio Partners or Frio Associates; provided that in no event shall the Company or any subsidiary be considered an Frio Partner, Frio Affiliate, or Frio Associate and provided, further, that an underwriter or other similar intermediary engaged by the Company in an offering of the Company’s debt or equity securities or other instruments shall not be deemed a Principal Stockholder with respect to such engagement.

(k) “Termination of Employment” shall mean the time when the employee-employer relationship between a Management Stockholder and the Company or one of its subsidiaries is terminated for any reason, with or without Cause, including, but not by way of limitation, a termination by resignation, discharge, Disability, death or retirement, but excluding a termination where there is a simultaneous reemployment by the Company or one of its subsidiaries. The Board (or the compensation committee thereof) shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, all questions of whether a particular leave of absence constitutes a Termination of Employment.

[signature pages follow]

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first written above.

GOODMAN GLOBAL, INC.

By:
Name:
Title:

FRIO HOLDINGS LLC

By:	Apollo Management V, L.P.
Its:	Manager

	By:	AIF V Management, Inc.
	Its:	General Partner

By:
Name:
Title:

Each Management Stockholder has agreed to be bound by the terms of this Agreement by execution and delivery of the signature page set forth as Exhibit B hereto.

SIGNATURE PAGE

TO THE

STOCKHOLDERS AGREEMENT OF GOODMAN GLOBAL, INC.

By execution of this signature page, Charles A. Carroll hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Management Stockholders Agreement of Goodman Global, Inc. dated as of December 23, 2004 by and among Goodman Global Inc., Frio Holdings, LLC, and certain other parties named therein, as amended from time to time thereafter.

Charles A. Carroll

Residence Address:

Accepted:

GOODMAN GLOBAL, INC.

By:
Its:

FRIO HOLDINGS, LLC

By:
Its:

Management Stockholders Agreement Signature Page

SIGNATURE PAGE

TO THE

STOCKHOLDERS AGREEMENT OF GOODMAN GLOBAL, INC.

By execution of this signature page, Lawrence M. Blackburn hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Management Stockholders Agreement of Goodman Global, Inc. dated as of December 23, 2004 by and among Goodman Global Inc., Frio Holdings, LLC, and certain other parties named therein, as amended from time to time thereafter.

Lawrence M. Blackburn

Residence Address:

Accepted:

GOODMAN GLOBAL, INC.

By:
Its:

FRIO HOLDINGS, LLC

By:
Its:

Management Stockholders Agreement Signature Page

SIGNATURE PAGE

TO THE

STOCKHOLDERS AGREEMENT OF GOODMAN GLOBAL, INC.

By execution of this signature page, James L. Mishler hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Management Stockholders Agreement of Goodman Global, Inc. dated as of December 23, 2004 by and among Goodman Global Inc., Frio Holdings, LLC, and certain other parties named therein, as amended from time to time thereafter.

James L. Mishler

Residence Address:

Accepted:

GOODMAN GLOBAL, INC.

By:
Its:

FRIO HOLDINGS, LLC

By:
Its:

Management Stockholders Agreement Signature Page

SIGNATURE PAGE

TO THE

STOCKHOLDERS AGREEMENT OF GOODMAN GLOBAL, INC.

By execution of this signature page, Gary L. Clark hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Management Stockholders Agreement of Goodman Global, Inc. dated as of December 23, 2004 by and among Goodman Global Inc., Frio Holdings, LLC, and certain other parties named therein, as amended from time to time thereafter.

Gary L. Clark

Residence Address:

Accepted:

GOODMAN GLOBAL, INC.

By:
Its:

FRIO HOLDINGS, LLC

By:
Its:

Management Stockholders Agreement Signature Page

SIGNATURE PAGE

TO THE

STOCKHOLDERS AGREEMENT OF GOODMAN GLOBAL, INC.

By execution of this signature page, Ben D. Campbell hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Management Stockholders Agreement of Goodman Global, Inc. dated as of December 23, 2004 by and among Goodman Global Inc., Frio Holdings, LLC, and certain other parties named therein, as amended from time to time thereafter.

Ben D. Campbell

Residence Address:

Accepted:

GOODMAN GLOBAL, INC.

By:
Its:

FRIO HOLDINGS, LLC

By:
Its:

Management Stockholders Agreement Signature Page

SIGNATURE PAGE

TO THE

STOCKHOLDERS AGREEMENT OF GOODMAN GLOBAL, INC.

By execution of this signature page, Peter H. Alexander hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Management Stockholders Agreement of Goodman Global, Inc. dated as of December 23, 2004 by and among Goodman Global Inc., Frio Holdings, LLC, and certain other parties named therein, as amended from time to time thereafter.

Peter H. Alexander

Residence Address:

Accepted:

GOODMAN GLOBAL, INC.

By:
Its:

FRIO HOLDINGS, LLC

By:
Its:

Management Stockholders Agreement Signature Page

SIGNATURE PAGE

TO THE

STOCKHOLDERS AGREEMENT OF GOODMAN GLOBAL, INC.

By execution of this signature page, Donald R. King hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Management Stockholders Agreement of Goodman Global, Inc. dated as of December 23, 2004 by and among Goodman Global Inc., Frio Holdings, LLC, and certain other parties named therein, as amended from time to time thereafter.

Donald R. King

Residence Address:

Accepted:

GOODMAN GLOBAL, INC.

By:
Its:

FRIO HOLDINGS, LLC

By:
Its:

Management Stockholders Agreement Signature Page

SIGNATURE PAGE

TO THE

STOCKHOLDERS AGREEMENT OF GOODMAN GLOBAL, INC.

By execution of this signature page, Samuel G. Bikman hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Management Stockholders Agreement of Goodman Global, Inc. dated as of December 23, 2004 by and among Goodman Global Inc., Frio Holdings, LLC, and certain other parties named therein, as amended from time to time thereafter.

Samuel G. Bikman

Residence Address:

Accepted:

GOODMAN GLOBAL, INC.

By:
Its:

FRIO HOLDINGS, LLC

By:
Its:

Management Stockholders Agreement Signature Page

SIGNATURE PAGE

TO THE

STOCKHOLDERS AGREEMENT OF GOODMAN GLOBAL, INC.

By execution of this signature page, Terrance M. Smith hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Management Stockholders Agreement of Goodman Global, Inc. dated as of December 23, 2004 by and among Goodman Global Inc., Frio Holdings, LLC, and certain other parties named therein, as amended from time to time thereafter.

Terrance M. Smith

Residence Address:

Accepted:

GOODMAN GLOBAL, INC.

By:
Its:

FRIO HOLDINGS, LLC

By:
Its:

Management Stockholders Agreement Signature Page

SIGNATURE PAGE

TO THE

STOCKHOLDERS AGREEMENT OF GOODMAN GLOBAL, INC.

By execution of this signature page, William L. Topper hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Management Stockholders Agreement of Goodman Global, Inc. dated as of December 23, 2004 by and among Goodman Global Inc., Frio Holdings, LLC, and certain other parties named therein, as amended from time to time thereafter.

William L. Topper

Residence Address:

Accepted:

GOODMAN GLOBAL, INC.

By:
Its:

FRIO HOLDINGS, LLC

By:
Its:

Management Stockholders Agreement Signature Page

Exhibit A

[Non-Competition Agreement]

EXHIBIT B

FORM

OF

SIGNATURE PAGE

TO THE

STOCKHOLDERS AGREEMENT OF GOODMAN GLOBAL, INC.

By execution of this signature page,                          hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Management Stockholders Agreement of Goodman Global, Inc. dated as of December 23, 2004 by and among Goodman Global Inc., Frio Holdings, LLC, and certain other parties named therein, as amended from time to time thereafter.

[Name of Management Stockholder]

Residence Address:

Accepted:

GOODMAN GLOBAL, INC.

By:
Its:

FRIO HOLDINGS, LLC

By:
Its: